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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 7, 1998


                              SEMTECH CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                            1-6395         95-2119684
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(State or other jurisdiction           (Commission    (IRS Employer
of incorporation or organization)      File Number)   Identification No.)


    652 Mitchell Road, Newbury Park, California             91320
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:    (805) 498-2111
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                                Not Applicable
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         (Former name or former address, if changed since last report)

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                        This Report consists of 6 pages.

                      The Exhibit Index appears on page 4.
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ITEM 5.   OTHER EVENTS.


News Release.
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          On July 7, 1998, the Registrant issued the news release attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
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Document Description                                             Exhibit No.
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Registrant's News Release dated July 7, 1998.                        99.1

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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 1998                        SEMTECH CORPORATION,
                                    a Delaware corporation



                              By:   /s/ David G. Franz, Jr.
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                                    David G. Franz, Jr.
                                    Vice President Finance and
                                    Chief Financial Officer,
                                    Secretary and Treasurer

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                                 EXHIBIT INDEX


Exhibit                                                       Sequentially
   No.                 Document Description                   Numbered Page
 -------               --------------------                   -------------

99.1      Registrant's News Release dated July 7, 1998.             5

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